Report of Independent Auditors

To the Members of Lucid Markets UK LLP

To the Members of Lucid Markets UK LLP (the “LLP”):

We have audited the accompanying consolidated balance sheets of Lucid Markets UK LLP and its subsidiary as of December 31, 2011 and 2010 and the related consolidated profit and loss accounts and the consolidated cash flow statements for each of the three periods ended December 31, 2011. The financial statements are the responsibility of the LLP’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Lucid Markets UK LLP and its subsidiary at December 31, 2011 and 2010 and the results of their operations and their cash flows for each of the three periods ended December 31, 2011, 2010 and 2009 in conformity with United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice).

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of these differences is presented in note 15 to the consolidated financial statements.

/s/	PricewaterhouseCoopers LLP
London, United Kingdom
30 August 2012

Lucid Markets UK LLP

Consolidated Profit and Loss Account

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

	Note	31 December 2011	31 December 2010	16 April 2009 through 31 December 2009
		$000	$000	$000
TURNOVER	1,2	149,185	76,274	7,163
Cost of sales		(34,333)	(23,661)	(2,834)
GROSS PROFIT		114,852	52,613	4,329
Administrative Expenses		(1,436)	(756)	(202)
OPERATING PROFIT	3	113,416	51,857	4,127
Interest receivable and similar income		6	5	-
Interest payable and similar charges		(34)	(183)	-
PROFIT FOR THE FINANCIAL PERIOD BEFORE MEMBERS’ REMUNERATION AND PROFIT SHARES		113,388	51,679	4,127
Members’ remuneration charged as an expense	5	(10,152)	(15,923)	(625)
PROFIT FOR THE FINANCIAL PERIOD AVAILABLE FOR DISCRETIONARY DIVISION AMONG MEMBERS		103,236	35,756	3,502

All amounts relate to continuing operations.

There were no recognized gains and losses for 2011, 2010 or the period ended 2009 other than those included in the Profit and Loss Account.

The notes on pages 4 to 12 form part of these financial statements.

1

Lucid Markets UK LLP

Registered Number: OC344908

Consolidated Balance Sheet

As at 31 December 2011 and 2010

	Note		2011		2010
		$000	$000	$000	$000
FIXED ASSETS
Investments			-		-
			-		-
CURRENT ASSETS
Debtors	6	1,721		310
Cash at bank and in hand		18,340		15,876
		20,061		16,186
CREDITORS: amounts falling due within one year	7	(4,839)		(3,517)
NET CURRENT ASSETS			15,222		12,669
TOTAL ASSETS LESS CURRENT LIABILITIES			15,222		12,669
REPRESENTED BY:
Loans and other debts due to members within one year
Members’ capital classified as a liability under FRS 25 Financial Instrument Presentation		2,670		2,670
Other amounts		101		9,999
	8		2,771		12,669
EQUITY
Other reserves classified as equity			12,451		-
			15,222		12,669
TOTAL MEMBERS’ INTERESTS
Amounts due from members (included in debtors)			(1,461)		-
Loans and other debts due to members			2,771		12,669
Members’ other interests			12,451		-
	9		13,761		12,669

The financial statements were approved and authorised for issue by the members and were signed on their behalf on 30 August 2012

The notes on pages 4 to 12 form part of these financial statements.

/s/ M F Wilhelm

Designated member

2

Lucid Markets UK LLP

Consolidated Cash Flow Statement

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

	Note	31 December 2011	31 December 2010	16 April, 2009 through 31 December 2009
		$000	$000	$000
Net cash flow from operating activities	10	114,788	53,593	5,598
Returns on investments and servicing of finance	11	(28)	(177)	-
Net cash (outflow)/inflow from transactions with members	11	(112,296)	(44,677)	1,539
INCREASE IN CASH IN THE YEAR		2,464	8,739	7,137

Reconciliation of Net Cash Flow to Movement in Net Cash

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

	Note	31 December 2011	31 December 2010	16 April, 2009 through 31 December 2009
		$000	$000	$000
Increase in cash in the year		2,464	8,739	7,137
MOVEMENT IN Net Cash IN THE YEAR		2,464	8,739	7,137
Net cash/(debt) at 1 January		13,206	4,467	(2,670)
Net Cash AT 31 DECEMBER	12	15,670	13,206	4,467

The notes on pages 4 to 12 form part of these financial statements.

3

Lucid Markets UK LLP

Notes to the Consolidated Financial Statements

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

1. ACCOUNTING POLICIES

The principal accounting policies adopted in the preparation of these financial statements are set out below. These policies have been consistently applied to all the periods presented.

1.1 BASIS OF PREPARATION OF FINANCIAL STATEMENTS

Lucid Markets UK LLP (the “LLP” or the “Partnership”) is engaged in a single line of business as a trader in spot foreign exchange in the institutional and future markets. The LLP is headquartered in the United Kingdom (the “U.K.”) and commenced operations on 16 April 2009. The accompanying consolidated financial statements are presented in accordance with accounting principles generally accepted in the United Kingdom ("U.K. GAAP") including the Financial Reporting Standards (“FRS”) and are presented in U.S. dollars (USD).

The consolidated financial statements have been prepared on a going concern basis, under the historical cost convention and in accordance with applicable accounting standards and the requirements of the Statement of Recommended Practice “Accounting by Limited Liability Partnerships”.

The LLP’s financial statements consolidate the financial statements of the Partnership and its wholly owned subsidiary undertaking. The subsidiary, Lucid Markets UK LLP, was formed on 7 February 2011 and does not conduct any trading activities.

Intra-group profits, assets and liabilities are eliminated in consolidation. Profits and losses of companies entering or leaving the LLP have been included from the date of acquisition or up to the date of disposal.

1.2 TURNOVER AND REVENUE RECOGNITION

Turnover comprises the aggregate profits and losses derived from trading activities, being the purchase and sale of foreign exchange contracts.

In accordance with accepted practice, at period ends the profits and losses from trading activities are adjusted to include any open positions at market value. Gains and losses on trading activities are recorded as earned on a trade basis. Commissions and related clearing expenses are recorded on a trade-date basis as transactions occur.

Gains or losses on trading activities conducted, on an agency basis, on behalf of certain LLP members is not recorded and all associated trading costs from settlement with these members are deducted.

1.3 FOREIGN CURRENCIES

Monetary assets and liabilities denominated in foreign currencies are translated into dollars at rates of exchange ruling at the balance sheet date.

Transactions in foreign currencies are translated into dollars at the rate ruling on the date of the transaction.

Exchange gains and losses are recognised in the Profit and Loss Account.

4

Lucid Markets UK LLP

Notes to the Consolidated Financial Statements – (Continued)

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

1. ACCOUNTING POLICIES (continued)

1.4 REPORTING CURRENCY

Statement of Standard Accounting Practice Note 20: Foreign Currency Translation, indicates that the financial statements of an entity should be reported in the currency most relevant to that entity's day-to-day commercial activities, which for this entity is considered to be US Dollars (USD).

1.5 INCOME TAX

The LLP is not subject to tax in its own right. Taxable profits and losses are allocated to the members in accordance with the allocation schedule set out in the LLP agreement and any liability for tax is the members’ own responsibility.

1.6 ALLOCATION OF PROFITS AND DRAWINGS

Designated Members, as defined in the Partnership agreement, are owners who are responsible for the legal administration of the LLP. For each year, the Designated Members set the level of interim profit allocations and members’ monthly drawings, taking into account their terms of admission to the LLP and the working capital requirements of the Partnership. Profits so allocated are included in the Profit and Loss Account as Members’ remuneration charged as an expense where the distribution is contractual or directly to reserves where the allocation is discretionary. Where drawings exceed allocated profits, the excess is included within debtors.

Unallocated profits are included in reserves within members’ equity.

2. TURNOVER

The whole of the turnover is attributable to the principal activity of the LLP.

All turnover is derived from the UK and generated through foreign exchange trading activity.

3. OPERATING PROFIT

The operating profit is stated after charging/(crediting):

	31 December 2011	31 December 2010	16 April 2009 through 31 December 2009
	$000	$000	$000
Auditors’ remuneration	48	10	10
Difference on foreign exchange	(209)	(41)	3

5

Lucid Markets UK LLP

Notes to the Consolidated Financial Statements – (Continued)

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

4. STAFF COSTS

The entity has no employees other than the members. The members received remuneration of $10,152 thousand (2010: $15,923 thousand and 2009: $625 thousand).

5. INFORMATION IN RELATION TO MEMBERS

	31 December 2011	31 December 2010	31 December 2009
	Number	Number	Number
The monthly average number of members during the year was	16	14	8
	$000	$000	$000
The average members remuneration during the year was	635	1,137	78
Paid under the terms of the LLP agreement	10,152	15,923	625
The amount of profit attributable to the member with the largest entitlement was	51,829	20,862	851

The above figures have been calculated on the basis of profits allocated and charged as members’ remuneration charged as an expense in respect of the financial year in accordance with note 1.6 above.

6. DEBTORS

	2011	2010
	$000	$000
Other debtors	202	310
Prepayments and accrued income	58	-
Amounts due from members	1,461	-
	1,721	310

7. CREDITORS

Amounts falling due within one year:

	2011	2010
	$000	$000
Trade creditors	4,236	2,610
Other creditors	-	738
Accruals and deferred income	603	169
	4,839	3,517

6

Lucid Markets UK LLP

Notes to the Consolidated Financial Statements – (Continued)

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

8. LOANS AND OTHER DEBTS DUE TO MEMBERS

	2011	2010
	$000	$000
Member capital treated as debt	2,670	2,670
Amounts due to members	101	9,999
	2,771	12,669

Loans and other debts due to members rank equally with debts due to ordinary creditors in the event of a winding up.

9. RECONCILIATION OF MEMBERS’ INTERESTS

	Other reserves	Loans and debts due to members less any amounts due from members in debtors	Total
	$000	$000	$000
Members’ remuneration charged as an expense	-	625	625
Profit for the period available for discretionary division among members	3,502	-	3,502
Members’ interests after profit for the period	3,502	625	4,127
Allocated profit for the period	(1,215)	1,215	-
Amounts introduced by members	-	2,043	2,043
Amounts withdrawn by members	-	(503)	(503)
Members’ interests: balance at 1 January 2010	2,287	3,380	5,667
Members’ remuneration charged as an expense	-	15,923	15,923
Profit for the year available for discretionary division among members	35,756	-	35,756
Members’ interests after profit for the year	38,043	19,303	57,346
Allocated profit for period	(38,043)	38,043	-
Amounts introduced by members	-	21,374	21,374
Amounts withdrawn by members	-	(66,051)	(66,051)
Members’ interests: balance at 1 January 2011	-	12,669	12,669
Members’ remuneration charged as an expense	-	10,152	10,152
Profit for the year available for discretionary division among members	103,236	-	103,236
Members’ interests after profit for the year	103,236	22,821	126,057
Allocated profit for period	(90,785)	90,785	-
Amounts withdrawn by members	-	(112,296)	(112,296)
Members’ interests at 31 December 2011	12,451	1,310	13,761

7

Lucid Markets UK LLP

Notes to the Consolidated Financial Statements – (Continued)

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

9. RECONCILIATION OF MEMBERS’ INTERESTS (continued)

	2011	2010
	$000	$000
Amounts due to members	2,771	12,669
Amounts due from members	(1,461)	-
Net amount due to members	1,310	12,669

10. NET CASH FLOW FROM OPERATING ACTIVITIES

	31 December 2011	31 December 2010	31 December 2009
	$000	$000	$000
Operating profit	113,416	51,857	4,127
Decrease/(increase) in debtors	50	(164)	(147)
Increase in creditors	1,322	1,900	1,618
NET CASH INFLOW FROM OPERATING ACTIVITIES	114,788	53,593	5,598

11. ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN CASH FLOW STATEMENT

	2011	2010	2009
	$000	$000	$000
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest received	6	5	-
Interest paid	(34)	(182)	-
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND SERVICING OF FINANCE	(28)	(177)	-

	2011	2010	2009
	$000	$000	$000
TRANSACTIONS WITH MEMBERS
Payments to members	(112,296)	(66,051)	(503)
Contributions by members	-	21,374	2,042
NET CASH OUTFLOW FROM TRANSACTIONS WITH MEMBERS	(112,296)	(44,677)	1,539

Analysed as follows:
Net transactions with members relating to equity	-	-	-
Net transactions with members relating to debt	(112,296)	(44,677)	1,539
	(112,296)	(44,677)	1,539

8

Lucid Markets UK LLP

Notes to the Consolidated Financial Statements – (Continued)

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

12. ANALYSIS OF CHANGES IN NET DEBT

	1 January 2010	Cash flow	31 December 2010
	$000	$000	$000
Cash at bank and in hand	7,137	8,739	15,876
DEBT:
Loans and other debts due to members	(2,670)	-	(2,670)
Net Cash	4,467	8,739	13,206

	1 January 2011	Cash flow	31 December 2011
	$000	$000	$000
Cash at bank and in hand	15,876	2,464	18,340
DEBT:
Loans and other debts due to members	(2,670)	-	(2,670)
Net Cash	13,206	2,464	15,670

13. RELATED PARTY TRANSACTIONS

The designated members, together with East Montauk Limited and Florianopolis Limited, being companies controlled by designated members, are considered related parties.

Transactions during the period and balances at the year end with related parties were as follows:

	2011	2010	2009
	$000	$000	$000
BALANCE SHEET
Members’ capital classified as a liability under FRS 25	2,670	2,670	2,670
Other amounts due to members	101	4,834	587
Amounts due from members	1,461	-	-
CASH FLOWS
Member’s drawings	90,713	50,045	-
Amount introduced	-	21,374	2,043

During the year ended 31 December 2010, the LLP conducted trading activities, on an agency basis, on behalf of certain of its members. The LLP did not record any gains or losses in connection with these activities and deducted all associated trading costs from settlement with these members. The fair value of the profits due to members in connection with such activities was $20,124 thousand for the year ended 31 December 2010.

9

Lucid Markets UK LLP

Notes to the Consolidated Financial Statements – (Continued)

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

14. CONTROLLING PARTY

The LLP is controlled by the designated members.

15.  RECONCILIATION BETWEEN U.K. AND U.S. GAAP

The accompanying consolidated financial statements of the LLP have been prepared in accordance with applicable accounting standards as adopted by the United Kingdom (“U.K. GAAP”). These accounting principles differ in certain material respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The following are adjustments necessary to reconcile profit available for discretionary division among members and members’ equity in accordance with U.K. GAAP to net income and members’ equity under U.S. GAAP, and a discussion of the principal differences between U.K. GAAP and U.S. GAAP that are significant to the LLP’s financial statements.

Adjustment to conform to U.S. GAAP

Profit and Loss Account	31 December 2011	31 December 2010
	$000	$000
Profit available for discretionary division among members	103,236	35,756
Adjustment to operating profit for amortization associated with software development
Capitalisation of remuneration	-	4,127
Amortisation of software costs	(741)	(370)

Profit available for discretionary division among members according to U.S. GAAP(1)	102,495	39,513

Members’ Equity	31 December 2011	31 December 2010
	$000	$000
Members’ equity as reported in the LLP’s balance sheet	12,451	-
Adjustments to conform equity to U.S. GAAP
Capitalisation of software costs net of amortisation	3,485	4,226

Members’ equity according to U.S. GAAP(1)	15,936	4,226

10

Lucid Markets UK LLP

Notes to the Consolidated Financial Statements – (Continued)

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

Balance sheet and profit presentation

The format of a balance sheet prepared in accordance with U.K. GAAP differs in certain respects from U.S. GAAP. U.K. GAAP requires assets to be presented in ascending order of liquidity whereas under U.S. GAAP assets are presented in descending order of liquidity.

Cash Flow Statements

The cash flows statements presented under U.K. GAAP present substantially the same information as those required under U.S. GAAP but differ with regard to the classification of items within the statements.

Under U.K. GAAP, if applicable, cash flows are presented separately for operating activities, dividends from associates, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, acquisitions, equity dividends and management of liquid resources and financing. U.S. GAAP, however, require only three categories of cash flow to be reported; operating, investing and financing. Under U.S. GAAP, cash paid or received for interest and income taxes would be included in operating activities and capital expenditure would be included within investing activities. Under U.K. GAAP, taxes paid are presented as a separate class of items while they are considered operating cash flows under U.S. GAAP.

The LLP held $18,340 and $15,876 in cash — as of 31 December 2011 and 2010 respectively, with amounts in thousands.

The categories of cash flow activity under U.S. GAAP can be summarized as follows:

For The Year Ended 31 December 2010:	Operating	Investing	Financing	Increase in cash and cash equivalent
	$000	$000	$000	$000
UK GAAP – as reported	53,593	(177)	(44,677)	8,739
GAAP Adjustments: Adjustment to operating profit for capitalisation and amortisation associated with software development	3,757	-	-	3,757
Amortisation of software costs	370	-	-	370
Capitalisation of remuneration	-	(4,127)	-	(4,127)
Change in cash according to U.S. GAAP(1)	57,720	(4,304)	(44,677)	8,739
Cash—at the start of the year				7,137
Cash—at the end of the year				15,876

11

Lucid Markets UK LLP

Notes to the Consolidated Financial Statements – (Continued)

For the years ended 31 December 2011 and 2010

and for the period ended 31 December 2009

For The Year Ended 31 December 2011:	Operating	Investing	Financing	Increase in cash and cash equivalent
	$000	$000	$000	$000
UK GAAP – as reported	114,788	(28)	(112,296)	2,464
GAAP Adjustments: Adjustment to operating profit for amortisation associated with software development	(741)	-	-	(741)
Amortisation of software costs	741	-	-	741
Change in cash according to U.S. GAAP(1)	114,788	(28)	(112,296)	2,464
Cash—at the start of the year				15,876
Cash—at the end of the year				18,340

(1) Software development costs

Under UK GAAP only those directly attributable software development costs that are associated with computer hardware for the entity's own use that has been capitalised should be capitalised as a tangible fixed asset. Under U.S. GAAP, development stage costs directly attributable to internal use software are capitalised as a fixed asset when the preliminary project stage is completed, management authorises and commits to funding a computer software project and it is probable that the project will be completed and the software will be used to perform the function intended. Software capitalisation is amortised on a straight line basis over the estimated useful lives of 6 and 9 years.

Fixed Assets	31 December 2011	31 December 2010
	$000	$000
Fixed assets - as reported under U.K. GAAP	-	-

Capitalisation of software costs	4,226	4,596
Amortisation of software costs	(741)	(370)

Fixed assets according to U.S. GAAP(1)	3,485	4,226

Impact of recent changes to U.S. GAAP

There were no recent changes to U.S. GAAP that would have a material impact on the LLP’s financial statements.

16.  Subsequent Events

On January 1, 2012 the LLP transferred substantially all of its assets and business to Lucid Markets Trading Ltd (“LMT” or “Lucid”). As described below, on June 18, 2012, (the “Sale Date”), pursuant to a sale purchase agreement (the “Agreement”), LMT sold 50.1% of its interest (the “Sale”) to FXCM UK Merger Limited UK a wholly owned subsidiary of FXCM Holdings LLC (“Holdings”). Holdings is a minority-owned, controlled and consolidated subsidiary of the FXCM Inc. (“FXCM”).

In accordance with the Agreement, FXCM has a controlling interest in LMT. As consideration, LMT received a series of 3.5%, unsecured promissory notes in the aggregate of $87.2 million and 9.0 million shares of FXCM’s stock fair valued at $89.4 million for a total sale price of $177.5 million. The fair value of the 9.0 million shares was based on FXCM’s closing stock price as of the Sale Date, adjusted for marketability restrictions. The marketability restrictions were estimated using the Finnerty model. The LMT owners were entitled to 1.8 million shares at closing, with the remainder held in escrow (the "Remaining Shares"), and subject to the achievement of certain fixed profit-based targets (the "Profit Targets"). Additionally, the Agreement includes certain claw back features relating to the Remaining Shares in the event that the Profit Targets are not achieved.

12